UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

January 7, 2020

AMERI METRO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54546	45-1877342
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2575 Eastern Blvd., Suite 102, York, PA 17402

(Address of principal executive offices)

717-434-0668

 (Registrant's telephone number, including area code)

___N/A___

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to 8K dated 5/11/2016

Description of Equity and Debt Offering

Pursuant to

EX-10 14 ex1038portofostiaanncharlesi.htm EXHIBIT 10.38 PORT OF OSTIA ANN CHARLES

EXHIBIT 10.38

MASTER TRUST INDENTURE

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC.

HSRF STATUTORY TRUST, AS TRUSTEE

Relating to,

Port of Ostia Inc.

The Company anticipates issuing Class C Ameri Metro Inc. Shares Series I Thru XXXIX as Equity Participation with the related party relating to development of the project and bond offering.

The Secretary of State of the State of Delaware Corporation Bureau granted the Company permission to amend the Company stock capitalization, allowing the Company to issue 8,000,000,000 Class C Shares of which 500,000,000 is designated as Class C Shares and to issue Class C Shares as Series I to Series XXXIX (1-39 series or Class C Series I thru Class C Series XXXIX). Each Series consisting of 187,500,000 shares.

Class “C” Shares Ameri Metro Inc.

Equity Participation

With Port of Ostia, Inc.

Relating to the following, Ameri Metro Inc. is Co-Developer with Related Entities. The Class C Series of Shares I thru XXXIX are Equity Participation Shares and issuance of Subsequent Bond Indentures (Debt) from Master Bond Indentures are being offered by Related Entities.

Class C Series XXII to be issued relating to Equity Participation with related party bond offering. Port of Ostia, Inc. a related party, will provide related duties below including training of local work force personnel in skilled and unskilled employment during both construction and post construction operations. Total Number of Class C Series XXII Shares was to be determined, now as of January 31, 2020 the Company has 187,500,000 shares in its treasury to be used in this project and future projects elsewhere.

In summary and for clear understanding of the process:

Port of Ostia, Inc., The Company will insure that Port of Ostia, Inc., a related party, this company has:

ITEM 1.01 Entry into a Material Definitive Agreement

A Memorandum of Understanding (the “MOU”), by and between Air Cyprus Aviation Limited and Ameri Metro Ireland, Ltd, was executed on September 30, 2018. Thereafter, an amendment to the MOU was signed in order to cause the MOU to become binding, subject to government regulatory approval, if and when applicable. Ameri Metro Ireland Ltd, a wholly owned subsidiary of Ameri Metro Inc., has agreed to purchase 100% of Air Cyprus Aviation Limited, whose registered address is 41 Panniotis Street, Green Area, Germasogeia, 4044 Limassol, Cyprus, in exchange for $12,533,064 USD. Ameri Metro Ireland Ltd also plans to purchase land near the Cyprus international airport for the construction of the Air Cyprus Aviation Limited headquarters.

Class C Series XXII 187,500,000 is for Port of Ostia, Inc. projects and elsewhere.

EX-10 14 ex1038portofostiaanncharlesi.htm EXHIBIT 10.38 PORT OF OSTIA ANN CHARLES

EXHIBIT 10.38

MASTER TRUST INDENTURE

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC.

HSRF STATUTORY TRUST, AS TRUSTEE

Relating to,

Port of Ostia Inc. at “Ann Charles International Cargo Airport”, Brazoria County Texas

8,000,000,000 USD

GLOBAL INFRASTRUCTURE FINANCE & DEVELOPMENT AUTHORITY, INC.

Direct Issuer

Revenue Bonds

SERIES 2016

AMERI METRO, INC.

AS

Horizontal and vertical Site Improvements Developer

For

Port of Ostia Inc. at “Ann Charles International Cargo Airport”, Brazoria County Texas

Morgan Stanley

AS

Broker of record

Voya

FOR

Wealth management services related

TO

Global Infrastructure Finance and Development Authority, Inc.

Dated as of __________ 2016

WHEREAS, all of the actions taken are within the authority of the Board of Directors and in accordance with their duty to act in the best interests of the Company after due deliberation and investigation of issues involved; and

WHEREAS, prior to the voting on the Resolution, full and fair explanations of each one was provided to the Directors with the opportunity for them to ask questions, examine documents and otherwise satisfy themselves as to any actions to be taken.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1Certificate of Amendment of Certificate of Incorporation

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 10, 2020

Ameri Metro, Inc. /s/ Robert Choiniere —————————————— By: Robert Choiniere Title: Chief Financial Officer